Exhibit (4) under Form N-1A
                                            Exhibit 3(c) under Item 601/Reg. S-K

FTI Funds
                      FTI Small Capitalization Equity Fund

Number                                                  Shares
Account No.  Alpha Code    Organized Under theSee Reverse Side For
                           Laws of the     Certain Definitions
                           Commonwealth of
                           Massachusetts





THIS IS TO CERTIFY THAT                        is the owner of





                                     CUSIP (to be applied for)


Fully Paid and Non-Assessable Shares of Beneficial Interest of FTI Small Capitalization Equity Fund Portfolio of FTI Funds hereafter called the "Trust," transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
     The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:                      FTI Funds
                                 Corporate Seal
                                     (1995)
                                 Massachusetts



/s/Edward C. Gonzales
   President and Treasurer


                                Countersigned:  Federated Services    Company
(Pittsburgh)
                                Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                           as tenants by the entireties (Cust)
        (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of the beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   -----------------------------------
                                                                    Attorney
-----------------------------------------------------------------
to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with FTI Funds, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.
                   THIS SPACE MUST NOT BE COVERED IN ANY WAY


              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.

Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.





FTI Funds
                         FTI International Equity Fund

Number                                                  Shares
Account No.  Alpha Code    Organized Under theSee Reverse Side For
                           Laws of the     Certain Definitions
                           Commonwealth of
                           Massachusetts





THIS IS TO CERTIFY THAT                        is the owner of





                                     CUSIP (to be applied for)

Fully Paid and Non-Assessable Shares of Beneficial Interest of FTI International Equity Fund Portfolio of FTI Funds hereafter called the "Trust," transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:                      FTI Funds
                                 Corporate Seal
                                     (1995)
                                 Massachusetts



/s/Edward C. Gonzales
   President and Treasurer


                                Countersigned:  Federated Services    Company
(Pittsburgh)
                                Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                           as tenants by the entireties (Cust)
        (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of the beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   -----------------------------------
                                                                    Attorney
-----------------------------------------------------------------
to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with FTI Funds, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.
                   THIS SPACE MUST NOT BE COVERED IN ANY WAY


              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.




FTI Funds
                          FTI International Bond Fund

Number                                                  Shares
Account No.  Alpha Code    Organized Under theSee Reverse Side For
                           Laws of the     Certain Definitions
                           Commonwealth of
                           Massachusetts





THIS IS TO CERTIFY THAT                        is the owner of



                                     CUSIP (to be applied for)


Fully Paid and Non-Assessable Shares of Beneficial Interest of FTI International Bond Fund Portfolio of FTI Funds hereafter called the "Trust," transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:                      FTI Funds
                                 Corporate Seal
                                     (1995)
                                 Massachusetts



/s/Edward C. Gonzales
   President and Treasurer

                                Countersigned:  Federated Services    Company
(Pittsburgh)
                                Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                           as tenants by the entireties (Cust)
        (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of the beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   -----------------------------------
                                                                    Attorney
-----------------------------------------------------------------
to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with FTI Funds, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.
                   THIS SPACE MUST NOT BE COVERED IN ANY WAY


              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.




FTI Funds
                              FTI Global Bond Fund

Number                                                  Shares
Account No.  Alpha Code    Organized Under theSee Reverse Side For
                           Laws of the     Certain Definitions
                           Commonwealth of
                           Massachusetts


THIS IS TO CERTIFY THAT                        is the owner of





                                     CUSIP (to be applied for)


Fully Paid and Non-Assessable Shares of Beneficial Interest of FTI Global Bond Fund Portfolio of FTI Funds hereafter called the "Trust," transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:                      FTI Funds
                                 Corporate Seal
                                     (1995)
                                 Massachusetts


/s/Edward C. Gonzales
   President and Treasurer


                                Countersigned:  Federated Services    Company
(Pittsburgh)
                                Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                           as tenants by the entireties (Cust)
        (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

Please insert social security or other
identifying number of assignee



(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of the beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   -----------------------------------
                                                                    Attorney
-----------------------------------------------------------------
to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with FTI Funds, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.
                   THIS SPACE MUST NOT BE COVERED IN ANY WAY
              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears